INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	9 Months Ended
	Sep. 30, 2013	Sep. 30, 2012
Revenues:
Products	$ 82,746	$ 77,581
Services	18,234	17,103
Total revenues	100,980	94,684
Cost of revenues:
Products	38,410	35,758
Services	4,699	4,436
Total cost of revenues	43,109	40,194
Gross profit	57,871	54,490
Operating expenses:
Research and development, net	20,994	22,446
Selling and marketing	28,991	30,319
General and administrative	6,408	6,481
Total operating expenses	56,393	59,246
Operating income (loss)	1,478	(4,756)
Financial income, net	151	366
Income (loss) before taxes on income	1,629	(4,390)
Income tax expenses , net	(161)	(284)
Equity in losses of affiliated company, net	(21)	(27)
Net income (loss)	$ 1,447	$ (4,701)
Basic net earnings (loss) per share (in dollars per share)	$ 0.04	$ (0.12)
Diluted net earnings (loss) per share (in dollars per share)	$ 0.04	$ (0.12)